Bank of Hawaii Corporation Third Quarter 2020 Financial Results October 26, 2020 Exhibit 99.2

2020 Unemployment Source: UHERO Base Case as of 9/25/20 Hawaii Unemployment Rate Experience & Forecast BAR CHART

Economic Forecast Source: UHERO Forecast Updates Hawaii Unemployment Rate Line Chart

Economic Forecast Personal Income Source: UHERO Forecast Updates BAR CHARTS Real GDP

Hawaii Real Estate Market Oahu Market Indicators – 2020 vs 2019 SINGLE FAMILY HOMES 2020 YTD 2019 YTD % Sep 2020 Sep 2019 % Closed Sales 2,735 2,774 -1.4% 391 347 12.7% Median Sales Price (000s) $811 $785 3.3% $880 $777 13.3% Median Days on Market 17 23 -26.1% 9 29 -69.0% Months of Inventory 1.9 3.5 -45.7% 1.9 3.5 -45.7% CONDOMINIUMS 2020 YTD 2019 YTD % Sep 2020 Sep 2019 % Closed Sales 3,305 4,074 -18.9% 456 466 -2.1% Median Sales Price (000s) $430 $425 1.2% $445 $445 0.0% Median Days on Market 28 26 7.7% 21 27 -22.2% Months of Inventory 4.0 3.9 2.6% 4.0 3.9 2.6% Source: Honolulu Board of Realtors, compiled from MLS data

Daily Arrivals Source: Hawaii Tourism Authority Trans-Pacific Passenger Arrivals in Thousands BAR CHART

COVID-19 Cases Source: USAFacts STATES / TERRITORIES WITH LOWEST CASES IN LAST 7 DAYS PER 100,000 Vermont 13 Maine 16 Hawaii 38 New Hampshire 42 Washington, D.C. 52 Oregon 54 New York 54 California 58 Washington 60 Maryland 71 United States 128 Source: NY Times as of 10/21/2020 Hawaii New COVID-19 Cases (7-Day Average) Line Chart

Strong Credit Metrics Continued Stable Loan Growth Strong Deposit Growth Well Managed Funding Costs Strong Liquidity Solid Capital Levels Well Positioned

Credit Overview

40% Commercial 67% Real Estate Secured Wtd Avg LTV 55% 66% w/ BOH ≥ 10 yrs Avg Balance $0.5 MM CRE C&I Residential Mortgage Home Equity Auto Leasing Other Construction 60% Consumer 83% Real Estate Secured Wtd Avg LTV 56% 56% w/ BOH ≥ 10 yrs 76% of Portfolio Secured with Quality Real Estate with Combined Weighted Average Loan to Value of 56% Note: Excludes $544 MM in PPP loan balances Loan Portfolio Excluding PPP 12% 36% 14% 6% 4% 24% 2% 1%

Credit Quality $ in millions Net Charge-offs Nonperforming Assets Delinquencies Criticized Bar Charts

Portfolio 12/31/2019 CECL adoption impact 1Q20 Build 3/31/2020 2Q20 Build 6/30/2020 3Q20 Build 9/30/2020 Consumer 36.2 17.1 16.9 70.2 30.7 100.9 22.3 123.2 Commercial 73.8 (18.8) 13.0 68.0 4.5 72.5 7.8 80.3 Total 110.0 (1.7) 29.9 138.2 35.2 173.4 30.1 203.5 Coverage 1.00% -0.01% 0.23% 1.22% 0.25% 1.47% 0.26% 1.73% Coverage excluding PPP 1.00% -0.01% 0.23% 1.22% 0.31% 1.53% 0.27% 1.80% Third Quarter 2020 Reserve Build $ in millions

Customer Relief Update Deferrals & Extensions as of 9/30/20 $1,528 million (13.0%) Consumer 5.9% Outstandings Commercial 7.1% Outstandings Total Modifications 13.0% Outstandings Pie charts

Weekly Payment Deferrals Granted 16,778 Accounts as of September 30th Deceleration in Activity Since Peak in April 99% decline since peak Customer Relief Update $ in millions Line Charts

Customer Relief Update $1,013 Million (8.6%) Deferrals & Extensions as of 10/23/20 Consumer 4.5% Outstandings Commercial 4.1% Outstandings Total Modifications 8.6% Outstandings Pie charts

Customer Relief Update 45% Decline from June 30, 2020 8.6% 15.7% 13.0% Deferrals and Extension Timeline Bar Chart

69% Secured with 61% Weighted Average LTV as of 9/30/20 60% Wtd Avg LTV 780 Wtd Avg FICO 3% <700 FICO/>70% LTV 65% Wtd Avg CLTV 752 Wtd Avg FICO 10% <700 FICO/>70% LTV 675 Wtd Avg FICO 42% ≥ 700 FICO 719 Wtd Avg FICO 64% ≥ 700 FICO Consumer Customer Relief * Indirect excludes recourse loans ($23MM) **Other includes Direct Installment loans and Auto Lease. Origination FICO used for Auto Lease. $668 million (5.7%) Bar Chart

85% Secured with 51% Weighted Average LTV as of 9/30/20 51% Wtd Avg LTV 81% ≤ 65% LTV $3.6MM Avg Loan 45% Wtd Avg LTV 48% ≤ 65% LTV $2.1MM Avg Loan $0.3MM Avg Loan Commercial Customer Relief $837 million (7.1%) Bar Chart all others Lodging` retail retail lodging High Risk Industries $1,456 million (12%) / $1,305 million (11%) Excluding PPP Retail Balance Growth (Q3 V Q2) Lodging Balance Growth (Q3 V Q2) Restaurant/Entertainment Balance Growth (Q3 V Q2) Bar Charts Pie chart

Retail $648 million (5%) - Excluding PPP 91% Real Estate Secured 55% Wtd Avg LTV Average Exposure $3.4 MM Largest Exposure $40 MM 66% of Portfolio has an LTV ≤ 65% 96.9% is Secured or has Essential Anchor 0.9% Unsecured and Deferred 99.95% Secured or Paying Interest Real Estate Secured Secured 91% Unsecured 9% Deferred % Secured Yes No Total 27.2% 64.1% 91.3% 0.9% 7.7% 8.7% 28.2% 71.8% 100.0% Secured LTV Distribution Bar chart

Lodging $503 million (4%) - Excluding PPP 78% Real Estate Secured 51% Wtd Avg LTV Average Exposure $8.9 MM Largest Exposure $40 MM 79% of Portfolio has an LTV ≤ 65% 93% of Unsecured Outstandings to Global Hotel and Timeshare Brands 5.3% Unsecured and Deferred 95.1% Secured or Paying Interest Real Estate Secured Secured 78% Unsecured 22% Deferred % Secured Yes No Total 47.4% 30.3% 77.8% 5.3% 16.9% 22.2% 52.8% 47.2% 100.0% Secured LTV Distribution Bar chart

Restaurant/Entertainment $154 million (1%) - Excluding PPP 38% Real Estate Secured 64% Wtd Avg LTV Average Exposure $1.6 MM Largest Exposure $25.7 MM 47% of Portfolio has an LTV ≤ 65% $32.9 MM Unsecured and Deferred Average Exposure $0.5 MM 98.8% Secured or Paying Interest Real Estate Secured Secured 38% Unsecured 62% Deferred % Secured Yes No Total 9.6% 28.4% 38.0% 21.3% 40.6% 62.0% 30.9% 69.1% 100.0% Secured LTV Distribution Bar Chart

Financial Overview

Stable Net Interest Income $ in millions Note: Q2 2020 includes $2.9MM interest recovery Net Interest Income Steady Despite Sharply Lower Interest Rates and Margin Pressure Line Chart

Long History of Deposit Growth History of Deposit Growth by Segment $ in millions CAGR: 6.18% Line Chart

Deposit Rate Trends Well-Managed Deposit Rates and Funding Costs Remain Low $ in millions Line Chart

Ample Liquidity to Fund Continued Growth Loan to Deposit Ratio Compared with Peers Strong Liquidity Note: S&P Regional Bank Index excluding banks greater than $50 B Line Chart

Investment Portfolio & Duration $ in millions Investment Securities Portfolio Consists of High-Quality Securities Highly liquid and pledgeable Secure and reliable cash flows Duration (yrs) AFS 3.59 HTM 3.49 Total 3.54 Premium Amortization $9.1 Moody’s Rating AAA 96% AA 1% A 3% Total Investment Portfolio Bar Chart

Long History of Stable Loan Growth History of Loan Growth by Segment $ in millions CAGR: 8.47% Bar Chart

Disciplined Expense Management $ in millions Source: UHERO, Inflation (Honolulu CPI) NIE CAGR: 0.8% Average Inflation: 1.9% Long Term Disciplined Expense Management Bar Chart

Reserve and Capital Build $ in millions Note: Dividend amount shown is pre-tax YTD 2020 Bar Chart

Growth in Risk-Based Capital, Well in Excess of Required Minimums Fortress Capital Position Improving Tier 1 Capital CET 1 Total Capital Bar Chart

Financial Summary $ in millions, except per share amounts 3Q 2020 2Q 2020 3Q 2019 ∆ 2Q 2020 ∆ 3Q 2019 Net Interest Income $ 124.2 $ 126.7 $ 124.9 $ (2.5) $ (0.7) Noninterest Income 41.7 51.3 46.5 (9.5) (4.8) Total Revenue 165.9 178.0 171.4 (12.1) (5.5) Noninterest Expense 89.9 88.9 100.3 1.1 (10.4) Operating Income 76.0 89.1 71.1 (13.1) 4.9 Credit Provision 28.6 40.4 4.3 (11.8) 24.4 Income Taxes 9.5 9.8 14.8 (0.2) (5.2) Net Income $ 37.8 $ 38.9 $ 52.1 $ (1.1) $ (14.2)       Diluted EPS $ 0.95 $ 0.98 $ 1.29 $ (0.03) $ (0.34) End of Period Balances Investment Portfolio 6,389 6,003 5,541 6.4% 15.3% Loans & Leases 11,794 11,805 10,881 -0.1% 8.4% Total Deposits 17,739 17,423 15,341 1.8% 15.6% Shareholders’ Equity 1,362 1,352 1,291 0.7% 5.4% Note: Numbers may not add up due to rounding

Performance Metrics 3Q 2020 2Q 2020 3Q 2019 ∆ 2Q 2020 ∆ 3Q 2019 Return on Assets 0.76% 0.82% 1.17% -0.06% -0.41% Return on Equity 11.01% 11.58% 16.02% -0.57% -5.01% Net Interest Margin 2.67% 2.83% 3.01% -0.16% -0.34% Efficiency Ratio 54.2% 50.0% 58.5% 4.3% -4.3% Note: Numbers may not add up due to rounding

Bank of Hawaii Corporation Third Quarter 2020 Financial Results October 26, 2020

APPENDIX

Residential Mortgage Current LTV Residential Mortgage – Current LTV Bar Chart

Residential Mortgage Monitoring FICO Residential Mortgage – Monitoring FICO Bar Chart

Home Equity Current CLTV Home Equity – Current CLTV Bar Chart

Home Equity Monitoring FICO Home Equity – Monitoring FICO Bar Chart

Automobile DTI Automobile – DTI Bar Chart

Automobile Monitoring FICO Automobile – Monitoring FICO Bar Chart

Other Consumer Delinquency Status Other Consumer - Delinquency Status Bar Chart

Other Consumer Monitoring FICO Other Consumer - Monitoring FICO Bar Chart

Commercial & Industrial Leveraged vs Other Commercial & Industrial - Leveraged Leveraged 3% Other 97%

Commercial Mortgage Current LTV Commercial Mortgage - Current LTV Bar Chart

Commercial Mortgage Detail Current LTV CM Industrial - Current LTV CM Multi Family - Current LTV CM Retail - Current LTV CM Lodging - Current LTV Bar Charts

Construction Current LTV Construction - Current LTV Bar Chart

Lease Financing Leveraged vs Non-Leveraged Lease Financing - Leveraged vs Non-Leveraged Leveraged 22% Non-Leveraged 78%

As of September 30, 2020 Solid Base of Core Customers and Core Deposits 90% Core Consumer and Commercial Customers 90% Core Checking and Savings Deposits Strong Mix of Deposits Public Funds 10% Commercial 40% Consumer 50% Time 10% Savings 38% Checking 52%

Disciplined Capital Management $ in millions Bar Chart

Note: Historical dividends adjusted for stock splits. YTD 2020 dividend annualized. Financial Crisis Recession Recession Long and Unbroken History of Dividends Unbroken History of Dividends Line Chart

History of Deposit Growth by Product $ in millions Bar Chart